THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d)
                                OF REGULATION S-T
______________________________________________________________________________




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                  _____________________________________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                NOVEMBER 14, 1995
                                -----------------
                                 Date of Report


                            BAXTER INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


              1-4448                                   36-0781620
----------------------------------------     ----------------------------------
     (Commission file number)                (IRS Employer Identification No.)


ONE BAXTER PARKWAY, DEERFIELD, ILLINOIS                  60015
----------------------------------------     ----------------------------------
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:  (708) 948-2000



_______________________________________________________________________________
                              (Page 1 of 10 pages)

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Item 5.   Other Events.

     On November 14, 1995, the Registrant issued two press releases; the text of each of which is attached hereto.

For more complete information related to the status of the revised settlement discussed in the second attached release, please see Part II. "Other Information," Item 1. "Legal Proceedings," at page 22 of the Registrant's Quarterly Report on Form 10-Q SEC File No. 1-4448, for the quarter ended September 30, 1995, filed with the Commission on November 13, 1995.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             BAXTER INTERNATIONAL INC.
                                             -------------------------
                                                    (Registrant)



                                             By: /s/ A. Gerard Sieck
                                             -------------------------
                                                  A. Gerard Sieck
                                                  Secretary

Date:  November 14, 1995